UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2014

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400
Deerfield, IL	60015
(Address of principal	(Zip Code)
executive office)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Disposition of Assets.

On March 17, 2014, CF Industries Holdings, Inc. (the “Company”) and CF Industries, Inc., a wholly-owned subsidiary of the Company (“CFI”), completed the sale of the Company’s phosphate mining and manufacturing business (the “Transaction”) to The Mosaic Company (“Mosaic”) pursuant to the terms of an Asset Purchase Agreement, dated October 28, 2013 (the “Purchase Agreement”), among the Company, CFI and Mosaic for approximately $1.4 billion in cash, subject to adjustment as provided in the Purchase Agreement.

The Transaction included the Company’s Hardee County Phosphate Rock Mine, Plant City Phosphate Complex, ammonia terminal, phosphate warehouse and dock at the Port of Tampa and the site of the former Bartow Phosphate Complex.  In addition, Mosaic assumed liabilities related to the phosphate business, including responsibility for closure, long-term maintenance and monitoring of the phosphogypsum stacks at the Plant City and Bartow complexes.  The Company also transferred to Mosaic its asset retirement obligation trust and escrow funds totaling approximately $200 million.

The foregoing description of the Purchase Agreement is not a complete description of all of the parties’ rights and obligations under the Purchase Agreement. The above description is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 1, 2013 and is  incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 17, 2014, the Company issued a press release announcing the consummation of the Transaction.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b)                                 Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2013 included in  Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2014 are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated March 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2014	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General
Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated March 17, 2014.